UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Fort Dearborn Income Securities, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FORT DEARBORN INCOME SECURITIES, INC.

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 3, 2010

TO THE SHAREHOLDERS:

The annual meeting of shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") will be held on Friday, December 3, 2010 at 1:00 p.m., Central Time, at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606 for the following purposes:

(1)  To elect four (4) Directors to serve until the annual meeting of shareholders in 2011, or until their successors are elected and qualified or until they resign or are otherwise removed; and

(2)  To transact such other business as may properly come before the meeting or any adjournment thereof.

You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on October 5, 2010. If you attend the meeting, you may vote your shares in person. To obtain directions to attend the meeting and vote in person, call the Fund's toll-free number: 1-800-647 1568. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

By order of the Board of Directors,

MARK F. KEMPER
Vice President and Secretary

November 3, 2010
One North Wacker Drive
Chicago, Illinois 60606

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be held on December 3, 2010. The proxy statement is available at
www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/closed_end_funds.html.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director named in the attached proxy statement, and in the proxies' discretion, either "FOR" or "AGAINST" any other business that may properly arise at the annual meeting, including adjournment. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy card promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp. John Doe, Treasurer

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts

(1)	The XYZ Partnership	Jane B. Smith, Partner

(2)	Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts

(1)	ABC Trust Account	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/18/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA/UTMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

FORT DEARBORN INCOME SECURITIES, INC.
One North Wacker Drive
Chicago, Illinois 60606

PROXY STATEMENT

Annual Meeting of Shareholders to be Held on December 3, 2010

This proxy statement is furnished to the shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") in connection with the Board of Directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on December 3, 2010, at 1:00 p.m., Central Time, at the principal executive offices of the Fund at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 3, 2010.

A majority of the shares outstanding and entitled to vote on October 5, 2010 represented in person or by proxy, must be present to establish a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. It is expected that abstentions and broker non-votes will have no effect on Proposal 1. In the event that a quorum is not present at the annual meeting, shareholders present in person or the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. If the meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken. At any adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the four nominees for Director named herein, and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting, including questions of adjournment. You may revoke any proxy card by attending the annual meeting in person, giving another proxy or submitting a written notice of revocation to Mark Kemper, the Fund's Secretary, at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. Unless you are attending the annual meeting in person, to be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. If you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby canceling any proxy previously given. If your shares are held by your bank or broker, then in order to vote in person at the annual meeting, you will need to obtain a "Legal Proxy" from your bank or broker and present it to the Inspector of Election at the meeting.

As of the record date, October 5, 2010, the Fund had 8,775,665 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (Americas), Inc. ("UBS Global AM" or the "Advisor"), who will not receive any compensation therefor from the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

UBS Global AM serves as the Fund's investment advisor. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich and Basel, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at One North Wacker Drive, Chicago, Illinois 60606. The principal offices of UBS AG are Bahnhofstrasse 45 CH-8098, Zurich, Switzerland and Aeschenvorstadt 1, 4051 Basel, Switzerland.

The Fund is sending to shareholders, in a separate mailing, the Fund's annual report for the fiscal year ended September 30, 2010. You may obtain, without charge, additional copies of the Fund's annual report and semi-annual report by: (1) written request to: UBS Global Asset Management (Americas), Inc., Attn: Mark F. Kemper, One North Wacker Drive, Chicago, Illinois 60606; or (2) calling the Fund's toll-free number: 1-800-647 1568. The Fund's annual and semi-annual report are also available, without charge, at www.ubs.com/1/e/globalam/Americas/globalamus/globalamusii/closed_end_funds.html.

PROPOSAL 1. ELECTION OF DIRECTORS

Proposal 1 relates to the election of Directors of the Fund. Management proposes the election of the four nominees named in the table on the following page. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees was last elected Director at the Fund's December 2009 annual meeting of shareholders. As described more fully below, these nominees have significant experience managing investment vehicles. All of the Fund's nominees have been Fund Directors for numerous years, and are also on the boards of other funds managed by UBS Global AM. They have had experience as senior officers and directors of major business corporations and other investment advisors.

Directors are elected by a plurality vote of shareholders. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all four nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

Directors, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present, so that the nominees with the largest number of votes are elected as Fund Directors. There is no cumulative voting for the election of Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the Directors or nominees beneficially owned 1% or more of the Fund's common stock and none of the executive officers beneficially owned any shares of the Fund's common stock as of October 5, 2010. In addition, the Directors and executive officers, as a group, beneficially owned less than 1% of the outstanding common stock of the Fund as of October 5, 2010.

Listed in the table on the following page, for each nominee, is a brief description of the nominee's experience as a Director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

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Name, Age, and Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in UBS Family of Funds Complex Overseen by Nominee	Other Directorships Held by Nominee	Shares Beneficially Owned Directly or Indirectly at October 5, 2010
INDEPENDENT DIRECTORS:

Adela Cepeda; 52 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, IL 60601	Director	Since 2000	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since October 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), director of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006), a director of Lincoln National Convertible Securities Fund, Inc. (from 1992 to 2006) and a director of Wyndam International, Inc. (from 2004 to 2006).	1,000

Frank K. Reilly; 74 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5646	Chair-person and Director	Since 1993	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.	12,416

Edward M. Roob; 76 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Director	Since 1993	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.	12,000

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Name, Age, and Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in UBS Family of Funds Complex Overseen by Nominee	Other Directorships Held by Nominee	Shares Beneficially Owned Directly or Indirectly at October 5, 2010
J. Mikesell Thomas; 59 1353 Astor Place Chicago, IL 60610	Director	Since 2002	Mr. Thomas is a principal with the investment firm, Castle Creek Capital (since 2008), President and CEO of First Chicago Bank of Trust (since 2008) and President and sole shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an independent financial advisor (2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystem. Mr. Thomas was a director of First Chicago Bancorp (2008 to July 2010) and a director of First Chicago Bank and Trust (2008 to July 2010).	None

Each Independent Director receives, for his or her service to the UBS Family of Funds Complex, an annual retainer of $160,000 paid quarterly for serving as a Board member. The chairperson of the Board also receives an annual retainer of $20,000 from the UBS Family of Funds Complex for his or her service to the Board. In addition, the chairs of the Audit Committee and the Nominating, Compensation and Governance Committee receive an annual retainer of $15,000 and $7,500, respectively, for their service to the Board. The UBS Family of Funds Complex also reimburses each Director and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings. No officer, director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the Fund for acting as a Board member or officer.

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Compensation Table

Name of Person, Position	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From the Fund and the UBS Family of Funds Complex**
Adela Cepeda, Director	$3,895	N/A	$160,000
Frank K. Reilly, Director and Chairperson	4,382	N/A	180,000
Edward M. Roob, Director	3,895	N/A	160,000
J. Mikesell Thomas, Director	4,260	N/A	175,000

*  Represents fees paid to each Director for service on the Board during the fiscal year ended September 30, 2010.

**  Represents fees paid for services during the fiscal year ended September 30, 2010 to each Board member by four investment companies for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. The Fund does not have a bonus, pension, profit sharing or retirement plan.

Nominee Ownership of Fund Shares

Nominee	Dollar Range of Equity Securities in Fund†	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee for Which UBS Global AM or an Affiliate Serves as Investment Advisor, Sub-Advisor or Manager†
Independent Directors:
Adela Cepeda	$1–$10,000	$10,001–$50,000
Frank K. Reilly	over $100,000	over $100,000
Edward M. Roob	over $100,000	over $100,000
J. Mikesell Thomas	$0	$0

†  Information regarding ownership of shares of the Fund is as of October 5, 2010; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of September 30, 2010.

As of September 30, 2010, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

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ADDITIONAL INFORMATION

Information Concerning Independent
Registered Public Accounting Firm

The Fund's financial statements for the fiscal year ended September 30, 2010 were audited by Ernst & Young LLP ("Ernst & Young"), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. In the past two fiscal years, the Audit Committee did not approve any services provided by Ernst & Young pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Board of Directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2010. Ernst & Young has been the Fund's independent registered public accounting firm since the fiscal year ended September 30, 2001. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

Representatives of Ernst & Young will be present at the meeting via telephone.

Audit Fees

For the fiscal years ended September 30, 2010 and September 30, 2009, the aggregate Ernst & Young audit fees for professional services rendered to the Fund were approximately $36,800 and $36,800, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

In each of the fiscal years ended September 30, 2010 and September 30, 2009, the aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $2,500, respectively.

Fees included in the audit-related fees category are those associated with reading and providing comments on the semi-annual statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees

In each of the fiscal years ended September 30, 2010 and September 30, 2009, the aggregate tax fees billed by Ernst & Young for professional services rendered to the Fund were approximately $4,625 and $4,450, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation, review of excise tax calculations and FIN 48 review.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 201 of Regulation S-X during the fiscal years indicated above.

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All Other Fees

In each of the fiscal years ended September 30, 2010 and September 30, 2009, there were no fees billed by Ernst & Young for products and services, other than the services reported above, rendered to the Fund.

Fees included in the "all other fees" category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

There were no "all other fees" required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Pre-Approval Policies and Procedures

The Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)  To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors' specific representations as to their independence. In evaluating the auditor's qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund's investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm's internal quality control procedures.

(b)  To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(c)  To pre-approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment advisor or to any entity that controls, is controlled by or is under common control with the Fund's investment advisor ("advisor affiliate") and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(d)  To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)  To consider whether the non-audit services provided by the Fund's independent auditor to the Fund's investment advisor or any advisor affiliate that provides on-going services to the Fund,

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which services were not pre-approved by the Committee, are compatible with maintaining the auditors' independence.

Aggregate Non-Audit Fees

For the fiscal years ended September 30, 2010 and September 30, 2009, the aggregate non-audit fees billed by Ernst & Young of $237,125 and $138,950, respectively, included non-audit services rendered on behalf of the Fund of $7,125 and $6,950, respectively, and non-audit services rendered on behalf of the Fund's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund of $230,000 and $132,000, respectively.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Fund's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young's independence.

Additional Information about the Board of Directors

The Board of Directors (the "Board") of the Fund met eight times during the fiscal year ended September 30, 2010. Each Director attended 75% or more of the Board meetings during the last fiscal year. In addition, no Directors attended less than 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees on which such Director served during the fiscal year ended September 30, 2010.

The Fund's Directors are not required to attend the Fund's annual meetings. All four of the Directors attended the annual meeting of shareholders in 2009.

The Board of Directors of the Fund is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board of Directors elects the officers of the Fund, who, along with third party service providers, are responsible for administering the day-to-day operations of the Fund. The Board of Directors of the Fund is comprised entirely of Independent Directors that are not considered to be "interested persons" by reason of their relationship with the Fund's management or otherwise as defined under the 1940 Act. Frank K. Reilly, an Independent Director, is Chairman of the Board. As Chairman of the Board, Mr. Reilly approves agendas for Board meetings and generally facilitates communication and coordination among the Independent Directors and between the Independent Directors and management. Mr. Reilly also acts as liaison between the Fund's Chief Compliance Officer and the Independent Directors with respect to compliance matters between scheduled Board meetings.

The Board of the Fund meets in person at least four times each year. At each in-person meeting, the Independent Directors meet in executive session to discuss matters outside the presence of management. In addition, the Board holds special telephonic meetings throughout the year and the Independent Directors also discuss other matters on a more informal basis at other times.

The Board has two standing committees, an Audit Committee and a Nominating, Compensation and Governance Committee (the "Nominating Committee"). As described below, through these Committees,

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the Independent Directors have direct oversight of the Fund's accounting and financial reporting policies, the selection and nomination of candidates to the Fund's Board and the Fund's governance procedures.

The Fund's Audit Committee is responsible for, among other things: (i) selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm; (ii) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Fund's financial statements and the independent audits thereof;and (iv) acting as a liaison between the Fund's independent registered public accounting firm and the full Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the Board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended September 30, 2009. It is anticipated the Audit Committee will conduct similar discussions and review for the fiscal year ended September 30, 2010. The Audit Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the NYSE applicable to closed-end funds. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit Committee met four times during the fiscal year ended September 30, 2010.

The Board's Nominating Committee also acts pursuant to a written charter ("Nominating, Compensation and Governance Committee Charter"). The Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the Board candidates to be nominated as additional Independent Directors of the Board, periodically reviewing the composition of the Board, periodically reviewing Board governance procedures and recommending any appropriate changes thereto and periodically reviewing the compensation structure for Independent Directors. A copy of the Nominating, Compensation and Governance Committee Charter is attached as Appendix B. The Nominating Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom is an "interested person" for purposes of the 1940 Act, and all of whom are independent as defined under listing standards of the NYSE applicable to closed-end funds. The Nominating Committee met one time during the fiscal year ended September 30, 2010.

In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for Director, the Nominating Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an "interested person" as defined in the 1940 Act, meets the applicable independence and experience requirements of the NYSE and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor of the Fund, other Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the

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duties of a Board member; (iv) the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate's experience with the experience of other Board members; and (vi) the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

While the Nominating Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are independent board members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, care of Mark Kemper, Secretary of the Fund, at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae.

The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Nominating Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

The Board also at times creates other committees of Board members to assist in the evaluation of specific matters. The Independent Directors have also engaged independent legal counsel, and have from time to time engaged consultants and other advisors to assist them in performing their oversight responsibilities.

Shareholders may send other communications to the Board by sending a letter to the chairperson of the Board of Directors, Mr. Frank K. Reilly, care of Mark Kemper, Secretary of the Fund, at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. The chairperson of the Board of Directors will relay shareholder communications to the other Board members.

The Board believes that the existing Board structure for the Fund is appropriate because it allows the Independent Directors to exercise independent judgment in evaluating the governance of the Fund and performance of the Fund's service providers.

10

Board oversight of risk management

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by Fund management and the Advisor. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board's request or upon the initiative of the Advisor, including discussions with the Advisor's Chief Risk Officer. In addition, the Audit Committee of the Board meets at least annually with the Advisor's internal audit group to discuss the results of the internal audit group's examinations of the functions and processes of the Advisor that affect the Fund and to be advised regarding the internal audit group's plans for upcoming audits.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. The Board discusses these reports and the performance of the Fund and investment risks with management of the Advisor at the Board's regular meetings. To the extent that the Advisor seeks to change the Fund's investment strategy that may have a material impact on the Fund's risk profile or invest in a new type of security or instrument, the Board generally is provided information on such proposed changes for the Board's approval.

With respect to valuation, the Advisor provides regular written reports to the Board that enables the Board to monitor fair valued securities in the Fund. Such reports also include information concerning illiquid securities held by the Fund. In addition, the Audit Committee reviews valuation procedures and pricing results with the Fund's independent registered public accounting firm in connection with such Committee's review of the results of the audit of the Fund's year end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Advisor's compliance group and meets regularly with the Fund's Chief Compliance Officer ("CCO") to discuss compliance issues, including compliance risks. As required under U.S. Securities and Exchange Commission ("SEC") rules, the Independent Directors meet at least quarterly in executive session with the CCO, and the Fund's CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Fund and receives information about the procedures in place for the Fund's service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

At the request of the Board, the Advisor also has provided presentations to the Board with respect to the Advisor's operational risk management.

11

EXECUTIVE OFFICERS

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

Name, Address, and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in UBS Family of Funds Complex for which Person Serves as Officer
Joseph J. Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director (since 2005)) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, "UBS Global AM—Americas region"). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver* Age: 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

12

Name, Address, and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in UBS Family of Funds Complex for which Person Serves as Officer
Thomas Disbrow*; 44	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director (since 2000)) and head of US mutual fund treasury administration department (since 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director (since 2006)) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from 2005 to 2006. Prior to that he was a senior manager with PFPC Worldwide since 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serve as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 1999 (Vice President) and 2004 (Secretary)	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM from 2001 to 2004. He has been secretary of UBS Global AM—Americas region since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

13

Name, Address, and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in UBS Family of Funds Complex for which Person Serves as Officer
Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director (since 2000)) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director (since 2005)) and associate general counsel of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that, she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

14

Name, Address, and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in UBS Family of Funds Complex for which Person Serves as Officer
Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

15

Name, Address, and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years; Number of Portfolios in UBS Family of Funds Complex for which Person Serves as Officer
Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and the Global Head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers and CitiFunds mutual funds) from 2003 to 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 101 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

  *  This person's business address is 1285 Avenue of the Americas, New York, NY 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

16

OWNERSHIP OF SHARES

As of October 5, 2010, the following persons or entities were known by the Fund to be owners of more than 5% of the Fund's common stock. The Fund has no knowledge whether the record holdings reported below are also held beneficially.

Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percent of Fund
First Clearing, LLC 10700 Wheat First Drive WS 1023 Glen Allen, VA 23060	2,106,714 shares of common stock of the Fund	24.01%

Merrill Lynch 101 Hudson St. 8th Floor Jersey City, NJ 07302	900,214 shares of common stock of the Fund	10.26%

Charles Schwab & Co., Inc. Attn: Proxy Department 211 Main Street San Francisco, CA 94105	513,054 shares of common stock of the Fund	5.85%

National Financial Services LLC 200 Liberty Street New York City, NY 10281	464,107 shares of common stock of the Fund	5.29%

Other than as set forth above, as of October 5, 2010, Management of UBS Global AM did not know of any other person who owned of record or beneficially 5% or more of the common stock of the Fund.

17

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any Board member or officer.

SHAREHOLDER PROPOSALS

The Fund anticipates mailing this proxy statement on or about November 3, 2010. In addition, the Fund anticipates that its next annual meeting of shareholders will be held on or around the same date next year. Any shareholder who wishes to submit proposals for inclusion in the Fund's proxy statement and proxy card to be considered at the Fund's 2011 annual meeting of shareholders should send such proposals to Mark Kemper, the Secretary of the Fund, at UBS Global Asset Management (Americas), Inc., One North Wacker Drive, Chicago, Illinois 60606. In order for such proposals to be included in the Fund's proxy statement and proxy card relating to the 2011 annual meeting of shareholders, shareholder proposals must be received by the Fund no later than July 6, 2011 and must satisfy other requirements of the federal securities laws. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the Fund's 2011 annual shareholders' meeting without including the proposal in the Fund's proxy statement and proxy card must notify the Fund of such proposal by directing such notice to the Secretary of the Fund at the address set forth above by no later than September 19, 2011. If a shareholder fails to give notice to the Fund by this date, then the persons named as proxies in the proxies solicited by the Board for the 2011 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

OTHER BUSINESS

Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

By order of the Board of Directors,

MARK F. KEMPER
Vice President and Secretary

November 3, 2010

It is important that you execute and return your proxy promptly.

18

Appendix A

AUDIT COMMITTEE CHARTER

This Audit Committee Charter (the "Charter") is adopted by the Board of Trustees or the Board of Directors, as applicable (the "Board"), of each of the Trusts or Corporations listed on Schedule A hereto (each a "Fund").

1.  The Audit Committee of the Board (the "Committee") shall be composed entirely of trustees/directors of the Fund, who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"), and shall consist of at least three members.

2.  Each member of the Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Committee. At least one member of the Committee must have accounting or related financial management expertise as the Board interprets such qualification in its business judgment. The Board may presume that any member of the Committee that qualifies as an "audit committee financial expert" under paragraph 4(m) below has the requisite accounting or related financial management expertise.

3.  The purposes of the Committee are:

(a)  to select, oversee and set the compensation of the Fund's independent auditors;

(b)  to oversee the accounting and financial reporting policies and practices of the Fund, and each of its series, its internal control over financial reporting and, as the Committee deems appropriate, the internal control over financial reporting of certain third-party service providers;

(c)  to oversee or, as appropriate, assist Board oversight of, the quality and integrity of the Fund's financial statements and the independent audit(s) thereof;

(d)  to oversee, or, as appropriate, assist Board oversight of the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;

(e)  to approve, prior to appointment, the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors;

(f)  to act as a liaison between the Fund's independent auditors and the full Board;

(g)  to prepare an audit committee report to be included in proxy statements relating to the election of trustees/directors, to the extent required by Item 306 of Regulation S-K for the Fund; and

(h)  to assist in Board oversight of the Fund's internal audit function (if any).

  The function of the Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditors' responsibility to plan and carry out a proper audit. The independent auditors for the Fund shall report directly to the Committee.

4.  To carry out its purposes, the Committee shall have the following duties and powers:

(a)  To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund,

and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors' specific representations as to their independence. In evaluating the auditor's qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items:

(i)  all relationships between the independent auditors and the Fund, as well as with the Fund's investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Fund;

(ii)  any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

(iii)  the audit firm's internal quality control procedures.

(b)  To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(c)  To pre-approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser ("adviser affiliate") and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

(d)  To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)  To consider whether the non-audit services provided by the Fund's independent auditor to the Fund's investment adviser or any adviser affiliate that provides on-going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors' independence.

(f)  To meet with the Fund's independent auditors, including private meetings, as necessary: (i) to review the arrangements for and scope of the Fund's annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to receive and consider the auditors' comments with respect to the Fund's accounting and financial reporting policies, procedures and internal control over financial reporting and management's responses thereto; and (iv) to review the auditor's opinion on the Fund's financial statements.

(g)  To discuss with management and the independent auditors, the Fund's annual audited financial statements and other periodic financial statements, including the Fund's disclosures under "Management's Discussion of Fund Performance" and, in the case of an exchange-listed closed-end Fund only, to make a recommendation to the Board on including such annual audited financial statements in the Fund's annual report to shareholders.

(h)  To receive and consider reports from the Fund's independent auditors regarding: (i) all critical accounting policies and practices of the Fund to be used; (ii) all alternative accounting treatments for policies and practices related to material items that have been discussed with management, including the potential ramifications of use of those treatments and the treatment preferred by the auditors; (iii) any material written communications between the auditors and management; and (iv) all non-audit services provided to any entity in the Fund's investment company complex that were not pre-approved by the Committee or pursuant to pre-approval policies and procedures established by the Committee and associated fees.

(i)  To resolve disagreements between management and the independent auditors regarding financial reporting.

(j)  To consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management's response thereto.

(k)  To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

(l)  To review and approve the fees proposed to be charged to the Fund by the auditors for audit and non-audit services.

(m)  To consult with the Board in connection with the Board's determination whether one or more members of the Committee qualify as an "audit committee financial expert."

(n)  To receive reports from Fund management in connection with the required certifications on Form N-CSR under the 1940 Act of any significant deficiencies in the design or operation of the Fund's internal control over financial reporting or any material weaknesses therein and any reported evidence of fraud, whether or not material, that involves management or other employees of the Fund who have a significant role in the Fund's internal control over financial reporting, and to evaluate any corrective actions taken by Fund management.

(o)  To investigate improprieties or suspected improprieties in Fund operations in connection with the Fund's accounting or financial reporting brought to the attention of the Committee.

(p)  To discuss generally the Fund's dividend-related press releases, and other press releases containing financial information, and financial information provided to analysts and rating agencies (if any) (e.g., the types of information to be disclosed and the type of presentation to be made).

(q)  To review in a general manner, but not as a Committee to assume responsibility for, the Fund's processes with respect to risk assessment and risk management.

(r)  To set policies relating to the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors.

(s)  To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5.  The Committee shall establish procedures for: (i) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund of concerns regarding questionable accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duties.

6.  The Committee shall meet on a regular basis, and is empowered to hold special meetings as circumstances require. The Committee may meet in person or by telephone, and a majority of Committee members then in office shall constitute a meeting quorum. The Committee may act by a vote of a majority of those members present at a meeting and constituting a quorum, or by written consent of a majority of Committee members.

7.  The Committee shall meet regularly, in separate executive sessions, with representatives of Fund management, with the Fund's internal auditors, or other personnel responsible for the Fund's internal audit function, if any, and with the independent auditors.

8.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including: (i) the appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for the purpose of conducting audit, review or attest services and rendering their audit report; and (ii) the authority to retain special counsel and other experts, consultants or advisors at the expense of the appropriate Fund(s) as it determines necessary to carry out its duties.

9.  The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

10.  The Committee may select one of its members to be the chair.

11.  The Committee shall review this Charter at least annually and recommend any changes it deems appropriate to the full Board.

12.  The Committee shall evaluate its performance at least annually.

As adopted as of August 19, 2003, and amended as of June 7, 2004.

Schedule A

The UBS Funds
UBS Relationship Funds
SMA Relationship Trust
Fort Dearborn Income Securities, Inc.

Schedule B

POLICIES OF THE AUDIT COMMITTEE
REGARDING CONCERNS OR COMPLAINTS RELATING TO
ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR
AUDITING MATTERS OR OTHER MATTERS RELATING
TO THE OPERATIONS OF THE FUND

Introduction

The following policies are adopted by the Board of each fund ("Fund") advised by UBS Global Asset Management ("UBS Global AM") listed on Schedule A to the Fund's Audit Committee Charter ("Charter").

These policies shall constitute an amendment to, and a part of, the Charter and shall be designated as Schedule B to the Charter. These policies constitute the procedures to be established pursuant to Item 5 of the Charter; however, the Board has decided to extend the benefit of these policies to all Funds, not just those exchange-listed Funds that are required to establish such procedures pursuant to Section 301 of the Sarbanes-Oxley Act and Rule 303A of the New York Stock Exchange Inc. Listed Company Manual.

These policies establish (1) procedures for the receipt, retention and treatment of complaints received by the Fund (including Fund officers) regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund, (2) procedures for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of the investment adviser (and sub-advisor, if applicable), administrator (and sub-administrator, if applicable), principal underwriter (if any), or any other provider of accounting related services for the Fund (each a "Service Provider") and (3) protections for such persons bringing complaints or concerns to the attention of the Board's Audit Committee (the "Committee").

Reporting

It is expected that all board members and officers, as well as employees of each Service Provider, will report promptly any concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund. Employees of Service Providers (including Fund officers) should first consider exhausting any internal reporting mechanisms at their firm before directly contacting the Chairperson of the Committee (or in the event of a potential conflict involving such person, any other member of the Committee). If such a person does not receive a satisfactory response within a reasonable period of time, or if he or she believes that utilizing internal reporting mechanisms would be futile or otherwise undesirable, he or she should (1) in the case of Service Providers under the supervision of UBS Global AM (e.g., J.P. Morgan Chase or PFPC, Inc.), contact UBS Global AM via the "ethics hotline" and/or mailbox referenced below (unless such person believes that using such "ethics hotline" and/or mailbox would be futile or otherwise undesirable, in which case he or she should report concerns as directed in the remainder of this sentence); or (2) in the case of all other persons, contact the Chairperson of the Committee directly (or in the event of a potential conflict involving such person, any other member of the Committee).

The Committee requests that each Service Provider promptly inform it of complaints or concerns received from its employees pursuant to these or any similar policies it may have if such complaints or concerns are reasonably believed to relate to accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund.

The Committee directs UBS Global AM to communicate these policies to its primary contact(s) at each other Service Provider. Each Service Provider, including UBS Global AM, shall be directed to make these methods by which complaints or concerns can be communicated known to its employees who are primarily involved in accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund that could reasonably be expected to impact the Fund. If any Service Provider refuses such request, UBS Global AM shall notify the Committee of the Service Provider's reasons for non-cooperation, and the Committee shall recommend to the Board such actions as it believes appropriate.

Non-Retaliation

The Fund prohibits any form of retaliation being taken against any board member or officer, and shall request that each Service Provider not take any form of retaliation against its employees, as a result of such person lawfully engaging in any of the following "Covered Activities:"

1.  reporting concerns or complaints regarding accounting, internal accounting controls or auditing matters or other matters relating to the operations of the Fund; or

2.  assisting in an internal or external investigation conducted by the Fund or a Service Provider regarding such concerns or complaints; or

3.  filing, testifying, participating or otherwise assisting in a criminal or regulatory proceeding relating to the Fund or a Service Provider.

To the extent possible, the Board shall seek assurances from Service Providers that they shall not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of his or her employment because such employee has made a report of a concern or complaint or engaged in any other Covered Activities under these policies. In addition, the Board shall seek assurances from Service Providers that they shall not knowingly, with the intent to retaliate, take any action harmful to any employee, including interference with the lawful employment or livelihood of any person, for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any crime.

Confidentiality

Reasonable efforts will be made to keep a reporting person's identity confidential. In certain circumstances, however, it may be possible that in the course of the investigation, facts must be disclosed that would require the identity of the reporting person to be disclosed. Accordingly, in such circumstances, it is not possible to give a blanket guarantee of confidentiality. However, the Committee shall take all reasonable steps (and ask its Service Providers to make reasonable efforts) to attempt to safeguard the submission of information on a confidential basis.

A Fund Person or Service Provider employee may submit information anonymously to the Committee through a letter addressed directly to the Chairman of the Committee (or in the event of a potential conflict involving such person, to any other member of the Committee at the Chairman's (or other Committee member's) address as specified in the Fund's Annual Report to Shareholders. The Committee recognizes that certain Service Providers have established their own procedures for the confidential, anonymous receipt of concerns or complaints and requests that Service Providers promptly report to the Committee any concerns or complaints relating to the matters discussed herein.

Ethics Hotline and Mailbox

Where circumstances preclude the use of conventional channels, UBS Global AM has established an ethics hotline and a physical mailbox to facilitate the confidential, anonymous submission of concerns regarding potential legal/regulatory violations and questionable accounting or auditing matters or other matters relating to the operations of a Fund or other ethical dilemmas. The hotline is available for leaving a voicemail message 24-hours a day, seven days a week. In order to protect confidentiality, only the UBS Global AM General Counsel and Chief Compliance Officer will be authorized to retrieve messages. Please utilize the hotline and the mailbox only for this stated purpose. The ethics hotline number is 866-237 1851. Written submissions should be addressed to: UBS Global Asset Management (US) Inc., Attn: ETHICS, 51 West 52nd Street, New York, NY 10019-6114.

Breach of this Policy

Retaliatory conduct which amounts to a breach of this policy could result in criminal or regulatory sanctions or civil liability or have an adverse effect on the Fund's or a Service Provider's reputation. As a result, a breach of this policy may constitute gross misconduct and may result in disciplinary action up to and including dismissal from service as a board member or officer, or with respect to a Service Provider, the Board's decision to terminate any Fund contracts or other relationships with the Service Provider.

Retention and Treatment of Information Regarding Concerns and Complaints

The Committee minutes shall reflect the receipt, retention and treatment of information received pursuant to this policy. The Committee shall have the power to obtain the resources it deems necessary and appropriate to investigate any information regarding such concerns or complaints, including obtaining the assistance of special counsel, auditors or other advisors or consultants to assist it in carrying out its responsibilities.

(June 2004)

Appendix B

NOMINATING, COMPENSATION AND GOVERNANCE COMMITTEE CHARTER

I.  The Committee.

The Nominating, Compensation and Governance Committee (the "Committee") is a committee of, and established by, the Board of Trustees/Directors (the "Board") of each of the entities listed on Schedule A hereto (each a "Fund"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II.  Board Nominations and Functions.

1.  The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment advisors and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisors or service providers.

2.  The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

3.  The Committee may consider the factors listed in Schedule B to evaluate candidates for membership on the Board. The Committee also may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

4.  The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board.

5.  The Committee shall periodically review the composition of the Board to determine whether it may be appropriate to add individuals with backgrounds or skill sets that differ from those of the members currently on the Board.

6.  The Committee shall periodically review Disinterested Board member compensation and shall recommend any appropriate changes to the Disinterested Board members as a group.

7.  The Committee shall review recommendations from Qualifying Fund Shareholders (as defined in Schedule B) for nominations to fill vacancies on the Board if such recommendations are submitted in accordance with the procedures described in Schedule B.

III.  Committee Nominations and Functions.

1.  The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board and shall review committee assignments at least annually.

2.  The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV.  Other Powers and Responsibilities.

1.  The Committee shall meet as often as it deems appropriate.

2.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.  The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and a majority of the members of the Committee may act by written consent to the extent not inconsistent with the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

5.  The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Schedule A

The UBS Funds
UBS Relationship Funds
SMA Relationship Trust
Fort Dearborn Income Securities, Inc.

Schedule B

NOMINATION AND APPOINTMENT POLICY

1.  The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.

2.  In nominating candidates, the Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. The Committee shall take into consideration such factors as it deems appropriate. These factors may include:

•  whether or not the person is an "interested person" as defined in the 1940 Act, meets the independence and experience requirements applicable to closed-end funds as they may be adopted and modified from time to time by the New York Stock Exchange and is otherwise qualified under applicable laws and regulations to serve as a member of the Board;

•  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor and/or sub-advisors of the Fund, Fund service providers or their affiliates;

•  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member;

•  the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

•  the interplay of the candidate's experience with the experience of other Board members; and

•  the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

3.  While the Committee is solely responsible for the selection and recommendation to the Board of Board candidates, the Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those Board members who are Independent Board Members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund's outstanding shares and (ii) has been a shareholder of 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Committee. Such recommendations shall be directed to the Secretary of the Fund at such address as is set forth in the Fund's disclosure documents. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. The Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of Board members.

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FORT
DEARBORN INCOME
SECURITIES, INC.

Proxy
Statement

FORT
DEARBORN INCOME
SECURITIES, INC.

Notice of
Annual Meeting
to be held on
December 3, 2010
and
Proxy Statement

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — FORT DEARBORN INCOME SECURITIES, INC.

ANNUAL MEETING OF SHAREHOLDERS – December 3, 2010

The undersigned hereby appoints as proxies, Joseph J. Allessie and Tammie Lee, and each of them (with full power of substitution) to represent the undersigned and to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment or postponement thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. If no instructions are received, this proxy shall be deemed to grant authority to vote “FOR” proposal 1. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. This proxy is solicited on behalf of the Board of Directors of Fort Dearborn Income Securities, Inc.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

FORT DEARBORN
INCOME SECURITIES, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.

1.	Nominees:	For	Withhold		For	Withhold		For	Withhold
	01 - Adela Cepeda	☐	☐	02 - Frank K. Reilly	☐	☐	03 - Edward M. Roob	☐	☐

	04 - J. Mikesell Thomas	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or other entity, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. Sign exactly as name appears hereon.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.

	1 U PX	1 0 2 8 7 0 2

018N8A

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — FORT DEARBORN INCOME SECURITIES, INC.

ANNUAL MEETING OF SHAREHOLDERS - December 3, 2010

The undersigned hereby appoints as proxies, Joseph J. Allessie and Tammie Lee, and each of them (with full power of substitution) to represent the undersigned and to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment or postponement thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed.  If no instructions are received, this proxy shall be deemed to grant authority to vote “FOR” proposal 1. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof. This proxy is solicited on behalf of the Board of Directors of Fort Dearborn Income Securities, Inc.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it in the enclosed.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE

FORT DEARBORN
INCOME SECURITIES, INC.		C123456789

	000004	000000000.000000 ext	000000000.000000 ext
MR A SAMPLE		000000000.000000 ext	000000000.000000 ext
DESIGNATION (IF ANY)		000000000.000000 ext	000000000.000000 ext
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Election of Directors — The Board of Directors recommends a vote FOR the listed nominees.

1.	Nominees:	For	Withhold		For	Withhold		For	Withhold
	01 - Adela Cepeda	☐	☐	02 - Frank K. Reilly	☐	☐	03 - Edward M. Roob	☐	☐

	04 - J. Mikesell Thomas	☐	☐

Non-Voting Items

Change of Address — Please print new address below.

Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or other entity, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. Sign exactly as name appears hereon.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

C 1234567890 1 U PX	J N T 1 0 2 8 7 0 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

018N7A